Nuveen Life Funds	Supplement

Nuveen Life Funds

Nuveen Life Core Equity Fund

SUPPLEMENT NO. 2

dated March 17, 2026, to the Summary Prospectus dated May 1, 2025

SUPPLEMENT NO. 6

dated March 17, 2026, to the Statutory Prospectus dated May 1, 2025

At a special meeting held on March 16, 2026, the shareholders of the Nuveen Life Core Equity Fund (the “Fund”) approved a proposal to change the Fund’s diversification status from diversified to non-diversified. The change will be effective on May 1, 2026. On that date, the Fund’s prospectus and statement of additional information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.

Generally, a fund that is non-diversified may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a non-diversified fund to the risks associated with such issuers to a greater extent than a diversified fund. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund.

MGN-LFPRO-0326P